                                                                   EXHIBIT 99.20

DEBTOR:  GREAT PACIFIC NW CRUISE LINE, L.L.C.      CASE NUMBER:  01-10977 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached May Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





   /s/ STEVE MOELLER
-----------------------
Steve Moeller
Director, Accounting

DEBTOR:  GREAT PACIFIC NW CRUISE LINE, L.L.C.      CASE NUMBER:  01-10977 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to May Monthly Operating Report

              SUMMARY OF BANK, INVESTMENT & PETTY CASH ACCOUNTS    ATTACHMENT 1
                      GREAT PACIFIC NW CRUISE LINE, L.L.C.
                            CASE NO: 01-10977 (JCA)                   UNAUDITED
                             FOR MONTH OF MAY, 2002
SUMMARY
GREAT PACIFIC NW CRUISE LINE, LLC

                                               BALANCES
                                     ---------------------------------      RECEIPTS &          BANK
                                        OPENING             CLOSING       DISBURSEMENTS       STATEMENTS           ACCOUNT
ACCOUNT                              AS OF 5/01/02       AS OF 5/31/02      INCLUDED           INCLUDED           RECONCILED
-------                              -------------       -------------    -------------       ----------          ----------
Great Pacific NW Cruise Line              0.00                0.00          No -               No -               No -
Payroll                                                                     Account            Account            Account
U.S. Bank                                                                   Closed             Closed             Closed
Account # - 153390417191

Great Pacific NW Cruise Line              0.00                0.00          No -               No -               No -
Steamer                                                                     Account            Account            Account
U.S. Bank                                                                   Closed             Closed             Closed
Account # - 153390417191

Great Pacific NW Cruise Line              0.00                0.00          No -               No - Not           No -
Columbia Queen Petty Cash                                                   No Activity        Concentration      No Activity
                                                                                               Account

                            RECEIPTS & DISBURSEMENTS               ATTACHMENT 2
                      GREAT PACIFIC NW CRUISE LINE, L.L.C.
                            CASE NO: 01-10977 (JCA)
                             FOR MONTH OF MAY, 2002
SUMMARY
GREAT PACIFIC NW CRUISE LINE, LLC


            No Receipts Or Disbursements Due To All Accounts Closed

                 CONCENTRATION & INVESTMENT ACCOUNT STATEMENTS     ATTACHMENT 3
                      GREAT PACIFIC NW CRUISE LINE, L.L.C.
                            CASE NO: 01-10977 (JCA)
                             FOR MONTH OF MAY, 2002
SUMMARY
GREAT PACIFIC NW CRUISE LINE, LLC


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:30:38
INCOME STATEMENT - ATTACHMENT 4                        Page:  1
Current Period: MAY-02

currency USD
Company=24 (COLUMBIA QUEEN)

                                         PTD-Actual
                                         31-May-02
                                        -----------
Revenue
Gross Revenue                                  0.00
Allowances                                     0.00
                                        -----------
Net Revenue                                    0.00

Operating Expenses
Air                                            0.00
Hotel                                          0.00
Commissions                                    0.00
Onboard Expenses                               0.00
Passenger Expenses                             0.00
Vessel Expenses                           10,931.54
Layup/Drydock Expense                          0.00
Vessel Insurance                           6,418.44
                                        -----------
Total Operating Expenses                  17,349.98

                                        -----------
Gross Profit                             (17,349.98)

SG&A Expenses
Sales & Marketing                              0.00
Start-Up Costs                                 0.00
                                        -----------
Total SG&A Expenses                            0.00

                                        -----------
EBITDA                                   (17,349.98)

Depreciation                                   0.00

                                        -----------
Operating Income                         (17,349.98)

Other Expense/(Income)
Interest Income                                0.00
Interest Expense                           9,013.14
Equity in Earnings for Sub                     0.00
Reorganization expenses                        0.00
                                        -----------
Total Other Expense/(Income)               9,013.14

                                        -----------
Net Pretax Income/(Loss)                 (26,363.12)

Income Tax Expense                             0.00

                                        -----------
Net Income/(Loss)                        (26,363.12)
                                        ===========

AMCV US SET OF BOOKS                                  Date: 27-JUN-02 16:29:52
BALANCE SHEET - ATTACHMENT 5                          Page:   1
Current Period: MAY-02

currency USD
Company=24 (COLUMBIA QUEEN)

                                                  YTD-Actual             YTD-Actual
                                                   31-May-02              22-Oct-01
                                                --------------         --------------
ASSETS
Cash and Equivalent                                       0.00              31,623.21

Restricted Cash                                           0.00                   0.00

Accounts Receivable                                   2,632.21              11,425.61

Inventories                                         173,958.61             199,562.38

Prepaid Expenses                                          0.00               2,800.00

Other Current Assets                                      0.00                   0.00

                                                --------------         --------------
Total Current Assets                                176,590.82             245,411.20


Fixed Assets                                     45,093,524.95          45,093,524.95

Accumulated Depreciation                         (1,870,234.50)         (1,870,234.50)

                                                --------------         --------------
Net Fixed Assets                                 43,223,290.45          43,223,290.45


Net Goodwill                                              0.00                   0.00

Intercompany Due To/From                        (10,092,169.65)         (9,983,225.62)

Net Deferred Financing Fees                       2,478,614.22           2,545,011.02

Net Investment in Subsidiaries                            0.00                   0.00

                                                --------------         --------------
Total Other Assets                               (7,613,555.43)         (7,438,214.60)

                                                --------------         --------------
Total Assets                                     35,786,325.84          36,030,487.05
                                                ==============         ==============

AMCV US SET OF BOOKS                                  Date: 27-JUN-02 16:29:52
BALANCE SHEET - ATTACHMENT 5                          Page:   2
Current Period: MAY-02

currency USD
Company=24 (COLUMBIA QUEEN)

                                                  YTD-Actual             YTD-Actual
                                                   31-May-02              22-Oct-01
                                                --------------         --------------
LIABILITIES
Accounts Payable                                        235.00                 180.00

Accrued Liabilities                                 330,121.68             331,444.68

Deposits                                                  0.00                   0.00

                                                --------------         --------------
Total Current Liabilities                           330,356.68             331,624.68


Long Term Debt                                            0.00                   0.00

Other Long Term Liabilities                               0.00                   0.00

                                                --------------         --------------
Total Liabilities                                   330,356.68             331,624.68


OTHER

Liabilities Subject to Compromise                37,788,314.80          37,792,814.64

                                                --------------         --------------
Total Other                                      37,788,314.80          37,792,814.64


OWNER'S EQUITY

Common Stock                                              0.00                   0.00

Add'l Paid In Capital                                     0.00                   0.00

Current Net Income (Loss)                          (147,439.83)             18,578.51

Retained Earnings                                (2,184,905.81)         (2,112,530.78)

                                                --------------         --------------
Total Owner's Equity                             (2,332,345.64)         (2,093,952.27)

                                                --------------         --------------
Total Liabilities & Equity                       35,786,325.84          36,030,487.05
                                                ==============         ==============

Great Pacific NW Cruise Line, LLC
                                  ATTACHMENT 6                    01-10977 (JCA)
                    Summary List of Due To/Due From Accounts
                        For the Month Ended May 31, 2002

                                                            BEGINNING                                                ENDING
AFFILIATE NAME                           CASE NUMBER         BALANCE            DEBITS            CREDITS           BALANCE
American Classic Voyages Co.              01-10954       15,481,864.66               --           3,410.46       15,478,454.20
AMCV Cruise Operations, Inc.              01-10967       (9,424,393.70)              --           4,761.08       (9,429,154.78)
The Delta Queen Steamboat Co.             01-10970        8,422,821.07               --           6,418.44        8,416,402.63
DQSB II, Inc.                             01-10974             (339.49)              --                 --             (339.49)
Great AQ Steamboat, L.L.C                 01-10960           (5,552.79)              --                 --           (5,552.79)
Great River Cruise Line, L.L.C            01-10963           (2,052.08)              --           2,760.00           (4,812.08)
Great Ocean Cruise Line, L.L.C            01-10959          (10,219.55)        1,420.00           1,420.00          (10,219.55)
Cruise America Travel, Incorporated       01-10966         (674,733.24)              --                 --         (674,733.24)
Delta Queen Coastal Voyages, L.L.C        01-10964          118,887.26               --                 --          118,887.26
Cape May Light, L.L.C                     01-10961            5,380.67               --                 --            5,380.67
Project America, Inc.                     N/A               (27,500.00)              --                 --          (27,500.00)
Oceanic Ship Co.                          N/A                 1,701.33               --                 --            1,701.33
Project America Ship I, Inc.              N/A               291,567.65               --                 --          291,567.65
Ocean Development Co.                     01-10972      (24,185,738.20)              --                 --      (24,185,738.20)
Great Hawaiian Properties Corporation     01-10971          (66,513.26)              --                 --          (66,513.26)
                                                        --------------         --------          ---------      --------------
                                                        (10,074,819.67)        1,420.00          18,769.98      (10,092,169.65)
                                                        ==============         ========          =========      ==============

GREAT PACIFIC NW CRUISE LINE, L.L.C.                     CASE #: 01-10977 (EIK)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

DETAIL:                                        0-30 DAYS      31-60 DAYS      61-90 DAYS      91+ DAYS         TOTAL
                                               ---------      ----------      ----------      --------        --------
Paymentech Credit Card Processor                                                              2,632.21        2,632.21
American Express Credit Card Processor                                                                            0.00
Discover Credit Card Processor                                                                                    0.00
Diners Credit Card Processor                                                                                      0.00
Travel Agents                                                                                                     0.00
                                               ---------      ----------      ----------      --------        --------
Total                                               0.00            0.00            0.00      2,632.21        2,632.21
                                               =========      ==========      ==========      ========        ========


                                                                 ATTACHMENT # 7

                                 COLUMBIA QUEEN
                                AP-STEAMER CHECKS

                               24-000-221300-00000

                                     MAY-02

OUTSTANDING CHECKS:

                            1566 K Tinnin (American Express)               180.00
                            1611 Charles Saporiti                           55.00

                                                                          -------
                            TOTAL PER G/L:                                 235.00
                                                                          =======



                           ATTACHMENT # 8

DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.       CASE NUMBER:  01-10977 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MAY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Physical inventory counts have now been performed internally for food and beverage. An evaluation of fuel inventory pricing has been performed and carrying values have been adjusted accordingly. Other inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.


2. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. The Debtor ceased operating its primary asset, the Columbia Queen, on October 22, 2001. In connection therewith, the Debtor ceased accruing for its next scheduled lay-up, ceased recording depreciation, and has not adjusted related lay-up accrual or asset values pending the outcome of Chapter 11 proceedings.